UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 20, 2010
GLG Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
399 Park Avenue, 38th Floor
New York, New York 10022

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
          GLG PARTNERS, INC. (“GLG”) HAS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GLG STOCKHOLDERS IN CONNECTION WITH THE PROPOSED ACQUISITION OF GLG BY MAN GROUP PLC THROUGH TWO CONCURRENT TRANSACTIONS: THE MERGER OF A WHOLLY OWNED SUBSIDIARY OF MAN WITH AND INTO GLG (THE “MERGER”) AND A SHARE EXCHANGE TRANSACTION IN WHICH CERTAIN GLG STOCKHOLDERS WILL EXCHANGE THEIR GLG SHARES FOR MAN ORDINARY SHARES. GLG STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GLG’S PRELIMINARY PROXY STATEMENT, AND WHEN AVAILABLE, AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GLG’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THE PRELIMINARY PROXY STATEMENT CONTAINS AND THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT GLG AND THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN THEY ARE AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC FROM THE SEC’S WEBSITE AT www.sec.gov. A FREE COPY OF THE PRELIMINARY PROXY STATEMENT AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT ALSO MAY BE OBTAINED BY CONTACTING INVESTOR RELATIONS, GLG PARTNERS, INC., 399 PARK AVENUE, 38TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (212) 224-7200 AND THROUGH GLG’S WEBSITE AT www.glgpartners.com.
          GLG AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GLG’S STOCKHOLDERS. GLG’S STOCKHOLDERS MAY OBTAIN INFORMATION ABOUT GLG’S DIRECTORS AND EXECUTIVE OFFICERS, THEIR OWNERSHIP OF GLG SHARES AND THEIR INTERESTS IN THE PROPOSED TRANSACTION BY READING GLG’S PRELIMINARY PROXY STATEMENT AND, WHEN IT BECOMES AVAILABLE, DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING. A FREE COPY OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) MAY BE OBTAINED FROM THE SEC WEBSITE OR BY CONTACTING GLG AS INDICATED ABOVE.

Item 8.01. Other Events.
          On July 20, 2010, GLG Partners, Inc. (the “Company”) issued a press release announcing its estimated net assets under management as of June 30, 2010 and fund performance information for the three and six months then ended. The Company is filing with the Securities and Exchange Commission the press release as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The press release is posted on the Investor Relations section of the Company’s website at www.glgpartners.com.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
          99.1   Press release of the Company dated July 20, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel
Alejandro San Miguel
General Counsel and Corporate Secretary

Date: July 20, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of the Company dated July 20, 2010.